UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2019

Veritone, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38093	47-1161641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

575 Anton Boulevard, Suite 100

Costa Mesa, California 92626

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 888-507-1737

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure.

On January 15, 2019, Veritone, Inc. (the “Registrant” or “Veritone”) published presentation materials that it intends to use for its presentation at the 21st Annual Needham Growth Conference scheduled for January 15, 2019 at 4:10 p.m. Eastern Time. A copy of the materials, entitled “Corporate Presentation – January 2019” has been posted in the “Investor Resources” section of the “Investor Relations” page on the Registrant’s website at investors.veritone.com.

In this presentation, Veritone reiterated its expectation that its net revenues for its fourth quarter ended December 31, 2018 will be in the range of $10.7 million to $10.9 million, as communicated in its press release issued on January 9, 2019. In addition, Veritone reported the results for certain of its key performance indicators (“KPIs”) for its aiWARE artificial intelligence operating system for the fourth quarter ended December 31, 2018, as follows:

KPI	Original Guidance	Actual Results
Customers at 12/31/2018	89	97
Accounts at 12/31/2018	728	814
Total Hours of Video and Audio Files Processed During Quarter	2,900,000	3,566,000
Active Cognitive Engines at 12/31/2018	275	287

Such presentation contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements include, but are not limited to, statements regarding the Registrant’s expected net revenues for its fourth quarter ended December 31, 2018; its strategy to expand and grow its Artificial Intelligence (AI) platform and address additional customer use cases; the potential growth opportunities in its markets; and the expected benefits and competitive advantages of the Registrant’s technology and services. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “would,” “could,” “should,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The Registrant may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and readers should not place undue reliance on such forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in such forward-looking statements. The forward-looking statements contained in such presentation represent its management’s beliefs and assumptions only as of the date of this Current Report on Form 8-K. The Registrant has included important factors in the cautionary statements included in its Annual Report on Form 10-K for the year ended December 31, 2017 filed with the Securities and Exchange Commission, particularly in the Risk Factors section of such filing, that it believes could cause actual results or events to differ materially from such forward-looking statements. Except as required by law, the Registrant assumes no obligation to update such forward-looking statements publicly, or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.

Neither this information nor the referenced materials shall be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference into any filing by the Registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as may be set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 15, 2019	VERITONE, INC.

	By:	/s/ Jeffrey B. Coyne
Jeffrey B. Coyne Executive Vice President, General Counsel and Secretary